UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: August 13, 2019

Tempus Applied Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-201424	47-2599251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Corporate Drive, Suite D, Newport News, Virginia	23602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 870-4654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company X

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Warrants	TMPS, TMPSW	OTC PINK

Item 1.01: Entry into a Material Definitive Agreement.

TRISTAR AIR LLC’s CONTRACT AWARD | PROTEST FILED WITH GAO | STOP WORK ORDER

NEWPORT NEWS | AUGUST 13, 2019 – TriStar Air LLC, a subsidiary of Tempus Applied Solutions Holdings, Inc. was awarded a $121,425,707 indefinite-delivery/indefinite-quantity task order contract for aerial refueling services, as announced by the company April 24, 2019.

The contract was awarded in a competitive procurement process and in accordance with existing rules and regulations for U.S. Government contracting, an award can be protested by the other offerors. Any entity adversely affected by the outcome of the protest procedure, has the right to file an appeal petition.

As announced by the Company May 2, 2019, the contract award came under protest. Following protest dismissal, the outcome was appealed by the incumbent as announced by the Company July 19, 2019.

TriStar Air, LLC has received a stop-work from the Contracting Officer, as a protest has been made to GAO. The stop-work order will remain in effect until otherwise instructed by the Contracting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

Date: August 13, 2019	By:	/s/ Johan Aksel Bergendorff
	Name:	Johan Aksel Bergendorff
	Title:	Chief Financial Officer

FORWARD LOOKING STATEMENTS:

This communication contains forward-looking statements that involve a number of judgments, risks and uncertainties concerning Tempus Applied Solutions Holdings Inc., its subsidiaries and their expected financial and operating performance and plans. Actual events or results could differ materially from those described or implied herein, including as a result of risks described in reports filed with the Securities and Exchange Commission by Tempus Applied Solutions Holdings Inc., and other risks and uncertainties. We do not undertake any obligation to update any forward-looking statements to reflect events or results after the date they were made, whether as a result of new information, new circumstances or otherwise, except as may be required under applicable laws.

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